February 1, 2005 • $83 Stock • 16.1x ‘05 P/E • 5.5% Total Yield (Dividend+Free Cash Flow) $12B Market Cap • $7B sales • 16% ROIC • “A” Debt Ratings • Goals: 10%+ EPS, Returns

Strong Consumer Brands & Mar kets

After-tax Return on Net Tangible Assets(7)

Long-term Internal O.I. Growth Goal

Home & Hardware ~30% 5-8%

Spirits & Wine ~35% 4-6%

Golf ~20% 2-5%

Office ~20% 5-8%

Fortune Brands ~25% 6-7%

(vs. 8-9% cost of capital) (3-5 year internal rate)

49% 27% 13% 11%

2004 % Operating Income (O.I.) Before Charges

Consistent, Strong Growth & Returns

Growth: ‘97(10) ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

Net Sales Growth 3% 9% 4% 3% -1% 2% 9% 18%

Underlying Net Sales(1) Growth 4% 4% 4% 6% -2% 5% 5% 9%

Underlying Operating Income(2) 10% 8% 4% 10% -5% 9% 6% 10%

EPS before charges/gains(3) 16% 13% 19% 15% 5% 19%(8) 19% 23%

Returns:

ROIC before charges/gains(4)(%) 11.6 10.7 11.9 12.3 13.3 16.0 16.5 16.1

ROE before charges/gains(5)(%) 15.3 15.0 17.4 20.1 20.2 22.5 23.5 24.8

Dividend Rate(9) (¢) 84 88 92 96 100 108 120 132

Free Cash Flow(6) (after div., $, mm) 96 11 122 113 287 447 442 393

Shares Purchases as % of Diluted 1.4 1.9 6.3 6.0 4.8 3.7 2.7 2.9

Driving Shareholder Value

EPS Growth Rate before charges / gains(11) 1996 – 2004

Forward P/E

1997

February 1, 2005

FO S&P

FO S&P

FO S&P

18% +2% from Goodwill

6

23.4x

20.5x

16.1x

17.0x

25

20

15

10

5

0

STRONG CONSUMER BRANDS & MARKETS

CABINETS

$1,800mm Total

ARISTOKRAFT

$500 Million(13)

OMEGA

$200 Million

KITCHEN CRAFT

$200 Million

SCHROCK

$150 Million

HOMECREST

$150 Million

NHB

$100 Million

KEMPER

$100 Million

DIAMOND

$100 Million

DECORA

$100 Million

$900 Million(13)

$650 Million

Leading consumer brands and market positions.

— 90%+ sales from #1 or #2 market positions.

— Household names, such as Moen, Titleist, Jim Beam, and Master Lock.

— Home & Hardware ($3,764mm ‘04 sales; 51% of total; 15.9% O.I. margin): a leader in kitchen & bath products in North America with #2 cabinets (47% Home ’04 sales) and #1 Moen faucets (25% sales); #1 Therma-Tru entry doors in U.S. (13% sales); a leader in hardware (15% sales) with #1 Master Lock and American Lock padlocks as well as #1 Waterloo tool storage (primary supplier for Sears Craftsman® line).

— Spirits & Wine ($1,169mm sales, incl. $300mm excise taxes; 16% of total; 28.5% O.I. margin): leader in bourbon (Jim Beam #1 worldwide) and cordials (DeKuyper #1 U.S.), representing 3/ 4 ‘04 profits; super-premium Knob Creek bourbon, Vox vodka, Dalmore Single Malt Scotch, El Tesoro tequila, and Geyser Peak and Wild Horse wines; #2 U.S. spirits distribution with Future Brands joint venture (partner Vin & Sprit, maker of Absolut, #1 imported vodka), and strong internationally with Maxxium (partners Vin & Sprit, Remy-Cointreau and Highland Distillers).

— Golf ($1,212mm sales; 17% of total; 12.7% O.I. margin): #1 golf equipment manufacturer; #1 in golf balls with Titleist and Pinnacle (~40% Golf ‘04 sales), #2/#3 in golf clubs with Titleist and Cobra (~30% sales), #1 in golf shoes & gloves with FootJoy (20-25% sales), and #1 golf outerwear, other accessories (5–10% sales).

— Office ($1,176mm sales; 16% of total; 9.3% O.I. margin): #1 in North America with #1 Swingline staplers/punches, #1 ACCO clips, #1 Kensington PC security, #2 Wilson Jones ring binders, #2 Apollo/Boone whiteboards & overhead projectors (U.S.) and Day-Timer; #1 in Australia, Canada and Mexico.

Strong demographics drive 4% average long-term market revenue growth:

— Market growth up from 3-4% with ?importance and strong growth of cabinets market, ?U.S. spirits market, and sale of low growth businesses.

— Home: ?Remodel (1/3 market) with ?household wealth, ?consumer spending on home, ?highest-ROI projects kitchen, bath and entry doors, and ?mobile society; ?Repair (1/3 market) with aging housing stock and product innovation; ?New Construction (1/3 market) ?households with immigration, ?2nd homes, ?life expectancies; Other drivers – kitchens larger and often centerpiece of home, ?baths per home, and historically attractive interest rates.

— Hardware: ?Security concerns; ?need for storage and Do-It-Yourself trend.

— Spirits & Wine: ?U.S. legal-age drinkers, cocktail resurgence, faster growth of premium brands, low-carb trend, ?bourbon international demand.

— Golf: Low single-digit long-term growth in U.S. rounds of play (rounds up substantially with age, particularly retirement), ?worldwide popularity of golf.

— Office: Fast growth of small, home and mobile offices, information age driving growth of office & writing paper, long-term growth of white collar employment benefiting from ?service economy.

Focused on high-return, multi-channel and segment consumer markets that reward brand building, innovation and customer service.

— 25%+ our sales from new products introduced last 3 years.

— Specialized, multi-channel distribution in each category.

Largest customer less than 5% of Fortune Brands’ sales.

Combined mass merchant, home center & office superstore reseller sales just 15-20% of Fortune Brands’ sales.

New construction approximately 15-20% of Fortune Brands’ sales.

— Also high-return international opportunities (total sales 21% international: ~10% of Home’s sales, ~25% Sprits & Wine’s, ~30% Golf’s, and ~50% Office’s).

CONSISTENT, STRONG GROWTH & RETURNS

Developed superior profitable growth record since becoming Fortune Brands in 1997 (see highlights on cover). Achieving long-term goals:

?4-6% internal sales growth driven by 4% average market revenue growth, and share gains with brand investment and innovation.

6-7% internal operating income growth (see category goals on cover) driven by productivity gains and ?mix (e.g. higher margin new products, leverage).

?10%+ diluted EPS growth with high-return use of strong free cash flow after dividends ($400mm per year and growing).

?Acquisitions not necessary to achieve goals (EPS ?10%+ internally 1996-2004).

?Excellent returns: ROE in mid-20’s, ROIC in high teens.

Focus on extending profitable growth record for the long-term.

— Achievable, cautious financial guidance includes sustained strategic spend for long-term growth (e.g. maintained strategic spend during 2001 recession).

—Brand investment as a % sales since 1997.

For 2005, we announced on January 21 that we expect 10%+ growth in EPS before charges/gains(12), free cash flow after dividends of $450-$500mm(6), and no restructuring charges or gains.

Highlights of 2005 Growth Initiatives:

— Home & Hardware – Continue cabinets ?share across channels in fragmented, fast growing $10B market, completing roll-outs of Thomasville® at Home Depot & Diamond Reflections at Lowe’s; Therma-Tru entry doors roll-out at Lowe’s through 1Q05; and ?new products for current & new markets across Home & Hardware.

— Spirit & Wine – Early 2005 U.S. launch of Starbucks™ Coffee Liqueur, continue Jim Beam U.S. ?price repositioning with ?advertising on new campaign, ?DeKuyper & superpremium, and targeted ?international.

— Golf – Strong innovation pipeline including new Titleist golf ball and club lines in 1H05, ?brand investment, and ?international growth.

— Office – Build on renewed sales growth and strong profitability resulting from successful repositioning with ?brand investment and new products, additional cost savings and high operating leverage.

— Drive ROIC – Savings from major 2004 supply chain projects (plant consolidations at American Lock, Waterloo and golf balls), and cost and growth synergies from Therma-Tru and integration of five 2003-04 bolt-on acquisitions.

— Strong cash flow & debt capacity – potential high return acquisitions & stock buybacks.

$450 Million

$450 Million

$300 Million

DRIVING SHAREHOLDER VALUE

First and foremost, build profitable leading consumer brands, driving value through category leading innovation, plus sales, marketing, supply chains and service.

— 32,000 associates, top talent in each category, decentralized operations, culture that’s passionate, creative, open to ideas, can-do, lean, diverse, and high integrity (see fortunebrands.com for policies on Corporate Governance, Code of Conduct, Environmental, and Global Employment).

— 250 patents awarded in 2004.

— Ongoing asset and cost reduction (3-5% per year goals) to fuel brand investment and profit growth.

— Preferred vendor status across categories – increasingly the partner of choice.

$300 Million

Second, drive value by sharply allocating capital with discipline and patience based on returns prioritized generally as follows:

(1) Internal growth and ?returns: Capital expenditures payback in 3 years; emphasis on growth to drive value for Home and Spirits & Wine given exceptional returns, and a balance on growth and ?returns for Golf and Office.

(2) Add-on acquisitions, joint ventures: Targeted, synergy-driven and must buy well; focus where long-term returns highest – Home brands and premium spirits & wine.

(3) Share buybacks: Forward 2005 P/E discount to S&P 500 has narrowed but remains 5% to S&P 500 (2/1) – FO’s sustained stronger growth, returns and cash flow, plus stronger balance sheet merit return to a premium.

– FO also is trading at approximately a 25% discount to other leading consumer products companies.

(4) Dividend: ?Every year as Fortune Brands, including two consecutive double-digit increases to current $1.32 rate.

(5) Debt reduction: Solid “A” debt ratings ($1,745mm total net debt, 11.7x interest coverage with leases,12/31/04) and goal to sustain “A” category rating long-term.

Third, extend consistent track record of creating shareholder value: focus on internal brand building and delivering results while carefully progressing the evolution of the portfolio and leveraging our strong overall financial resources to drive further value.

Development:

— 2000–2004 acquisitions all ahead of plan.

— 2004: Teamed up with Starbucks (4/04) to develop, manufacture and market Starbucks™ Coffee Liqueur in U.S. (launch early 2005).

• Also made bolt-ons: U.K. based Sentinel doors to Therma-Tru and Canada based Dudley to Master Lock (~$30mm total cost).

— 2003: Acquired #1 Therma-Tru entry door systems for $924mm cost (11/03), earning more than 20¢ EPS accretion in first year – upsides include ?home center (Lowe’s roll-out announced 5/04), ?large builder sales synergies, ?fiberglass door market penetration, and expansion into patio doors.

• Also made bolt-ons: American Lock to Master Lock, Capital Cabinets to our cabinets business, and Wild Horse Winery to Geyser Peak ($124mm total cost).

— 2002: Added #4 Omega Group to our #2 cabinet business for $538mm (4/02), earning more than 20¢ EPS in first year with significant cost and cross-selling synergies, expanding product line to custom and frameless semi-custom.

— 2001: Created strategic alliance with Vin & Sprit (6/01), the makers of Absolut vodka, adding +20-25¢ EPS in first year by forming #2 in U.S. “Future Brands” distribution joint venture ($270mm proceeds and achieved 40% cost reduction) and selling 10% interest in our Spirits & Wine business for $375mm (10-11x EBITDA).

Reposition/Divestiture:

— 2001-2004: Office’s dramatic repositioning despite soft industry after considering sale (10/00-4/01). Eliminated unprofitable 10% sales, reduced 40%+ headcount & operations footprint, generated $500mm+ operating cash flow after restructuring 2001-2004, and ?returns to well above cost of capital. – In 2004, achieved 9.3% operating income margins and ~20% after-tax return on net tangible assets despite 2.3% and 5% adverse impacts, respectively, from restructuring related charges from program completed 2Q04.

— 2001-2002: $280mm proceeds (7.5x trailing O.I.) divesting $235mm sales private label Scotch (10/01), and $19mm for a $60mm sales commodity plumbing parts business and a non-strategic spirits & wine brand in 2002.

— 2000: Completed 40% downsizing of corporate office and move from Greenwich, CT, to an existing Office facility in Lincolnshire, IL: +10¢ EPS.

$200 Million

$150 Million

$150 Million

$250 Million

Financing:

— 1999-2004: High-return share repurchases of $1.7B in total to buy 43mm shares at an average price of $41, achieving a 14% net reduction in # diluted shares.

— 2001-2002: Recapitalization of Office – selling less than 2% interest – resulted in substantial tax loss carryforward.

Fourth, leverage category breadth to drive value.

— Steward capital targeting highest returns across operations, ensuring brands are worth the most to us.

— Strengthen and leverage core competencies in innovation and management of consumer brands, channels and global supply chains.

— Leverage operational flexibility versus more standalone competitors (e.g. golf ball defense, Office Products repositioning, and Spirits & Wine partnership with V&S/Absolut).

Executive compensation is performance driven (growth and returns) and two-thirds stock based.

This contains statements relating to future results, which are forward-looking statements as that term is defi ned in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof (or as indicated). Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, changes in commodity costs, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brands, increases in health care costs, as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings.

Total Annual Shareholder Returns

(compounded rate; includes stock price and dividends)

As Fortune Brands

(5/30/97—2/1/05)

Since 2000

25

20

15

10

5

0

-5

F0 S&P

F0 S&P

+16%

+7%

+23%

-2%

NYSE: F0 600K Daily Volume 0.6 BETA

149.0mm Diluted,144.3mm Basic Shares 60-65% Institutional

Member S&P 500 and MSCI World Index

Contact: Tony Diaz, VP–Investor Relations ajd@fortunebrands.com

Wilson Jones

$150 Million

ACCO

$100 Million

REXEL

$100 Million

DAY-TIMER

$100 Million

Swingline

$100 Million

Fortune Brands, Inc.

Reconciliation of Underlying Net Sales to GAAP Net Sales

	1996	1997	1997	1998	1998	1999	1999	2000	2000	2001	2001	2002	2002	2003	2003	2004
Underlying Net Sales	$4,254.9	$4,408.8	$4,660.7	$4,845.7	$4,947.5	$5,152.8	$5,203.7	$5,517.6	$5,176.6	$5,050.6	$5,059.5	$5,293.6	$5,502.5	$5,775.0	$6,300.3	$6,883.5
Net impact acqs. & divestitures	18.3	24.1	(234.9)	—	(150.3)	(59.9)	(80.8)	(52.0)	235.0	150.1	(19.9)	53.4	(135.9)	0.6	(387.8)	1.4
Impact of foreign exchange rates	—	(7.1)	—	(48.5)	—	(16.9)	—	(84.6)	—	(72.2)	—	19.6	—	136.9	—	136.3
Spirits & Wine excise taxes	444.5	418.7	418.7	443.7	443.7	448.7	401.8	394.8	340.4	344.9	314.7	311.1	311.1	302.0	302.0	299.7
Interim Absolut sales	—	—	—	—	—	—	—	—	—	205.3	205.3	—	—	—	—	—
EITF Restatements	—	—	—	39.2	39.2	(24.1)	(24.1)	(140.4)	(116.6)	(119.1)	—	—	—	—	—	—

GAAP Net Sales	$4,717.7	$4,844.5	$4,844.5	$5,280.1	$5,280.1	$5,500.6	$5,500.6	$5,635.4	$5,635.4	$5,559.6	$5,559.6	$5,677.7	$5,677.7	$6,214.5	$6,214.5	$7,320.9
% Change Underlying Sales		3.6%		4.0%		4.1%		6.0%		-2.4%		4.6%		5.0%		9.3%
% Change GAAP Net Sales		2.7%		9.0%		4.2%		2.5%		-1.3%		2.1%		9.5%		17.8%

(1)	Underlying Net Sales is a non-GAAP measure and reflects year to year performance of our current businesses. It is equal to net sales excluding changes in foreign currency exchange rates, spirits & wine excise taxes, interim Absolut sales, results from divestitures in both periods, and excludes the adoption of accounting standards (EITF) not effective when the period was publicly reported. It includes the results from acquisitions in the prior period. Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that the net impact of acquisitions and divestitures, the impact of foreign exchange as well as the impact of excise taxes and interim Absolut sales have been excluded in order to provide an additional measure to investors seeking to evaluate the Company’s underlying financial performance from year to year.

Fortune Brands, Inc.

Reconciliation of Underlying Operating Income to GAAP Operating Income

	1996	1997	1997	1998	1998	1999	1999	2000	2000	2001	2001	2002	2002	2003	2003	2004
Underlying Operating Income (O.I.)	$603.3	$665.7	$676.5	$728.1	$727.3	$753.6	$760.9	$840.5	$784.9	$742.8	$768.5	$835.1	$871.8	$927.9	$1,034.2	$1,142.2
Restructuring related items	—	(298.2)	(298.2)	—	—	(196.0)	(196.0)	(73.0)	(73.0)	(98.1)	(98.1)	(55.8)	(55.8)	(33.7)	(33.7)	(48.3)
Net impact acqs. & divestitures	(0.2)	0.9	(14.9)	—	(11.3)	—	(6.8)	—	35.9	23.5	(16.2)	—	(29.4)	—	(71.0)	(.2)
Impact of foreign exchange rates	—	(5.0)	—	(12.1)	—	0.5	—	(19.7)	—	(12.6)	—	7.3	—	35.3	—	29.6
FAS 142 amortization benefit as of 1/1/96	(91.9)	(92.9)	(92.9)	(96.4)	(96.4)	(73.2)	(73.2)	(66.5)	(66.5)	(49.6)	(49.6)	—	—	—	—	—
Writedown of intangibles	—	—	—	—	—	(1,126.0)	(1,126.0)	(502.6)	(502.6)	(73.3)	(73.3)	—	—	(12.0)	(12.0)	—
EITF 01-09 restatement	—	—	—	—	—	—	—	(0.9)	(0.9)	(1.4)	—	—	—	—	—	—

GAAP Operating Income	$511.2	$270.5	$270.5	$619.6	$619.6	($641.1)	($641.1)	$177.8	$177.8	$531.3	$531.3	$786.6	$786.6	$917.5	$917.5	$1,123.3
%Change Underlying Operating Income		10.3%		7.6%		3.6%		10.5%		-5.4%		8.7%		6.4%		10.4%
% Change GAAP Net Operating Income		-47.1%		129.1%		—		—		198.8%		48.1%		16.6%		22.4%

(2)	Underlying Operating Income is a non-GAAP measure and reflects year to year performance of our current businesses. It is equal to operating income excluding restructuring and restructuring-related items, changes in foreign currency exchange rates, and results of divestitures in both periods. It includes results from acquisitions in the prior period. Amortization of intangibles 1996-2002 is based on current intangible values and current FAS 142 goodwill accounting (adopted 1/1/02). Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that the net impact of restructuring and restructuring-related items, the writedown of intangibles, acquisitions and divestitures, and foreign exchange have been excluded, as well as amortization expense has been restated, in order to provide an additional measure to investors seeking to evaluate the Company’s underlying financial performance from year to year.

Fortune Brands, Inc.

Reconciliation of EPS Before Charges/Gains to GAAP EPS

	1996	1997	1997	1998	1998	1999	1999	2000	2000	2001	2001	2002	2002	2003	2003	2004
Diluted EPS Before Charges/Gains	$1.28	$1.48	$1.48	$1.67	$1.67	$1.99	$1.99	$2.29	$2.29	$2.41	$2.41	$2.88	$3.19	$3.79	$3.79	$4.68
Tax-related special items	—	—	—	—	—	—	—	0.19	0.19	0.78	0.78	0.46	0.46	0.28	.28	.71
Restructuring-related items	—	(1.16)	(1.16)	—	—	(0.75)	(0.75)	(0.30)	(0.30)	(0.41)	(0.41)	(0.24)	(0.24)	(0.16)	(.16)	(.21)
Insurance gain	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	.05
Gain/(loss) on divestures	—	—	—	—	—	0.13	0.13	—	—	0.14	0.14	—	—	—	—	—
Writedown of intangibles	—	—	—	—	—	(6.76)	(6.76)	(3.09)	(3.09)	(0.43)	(0.43)	—	—	(0.05)	(0.05)	—
Benefit from FAS 142 (1/1/02)	—	—	—	—	—	—	—	—	—	—	—	0.31	—	—	—	—
Impact of dilutive shares	—	—	—	—	—	0.04	0.04	0.03	0.03	—	—	—	—	—	—	—
1/96 benefit Gallaher payment	(0.25)	(0.09)	(0.09)	—	—	—	—	—	—	—	—	—	—	—	—	—

Diluted GAAP EPS	$1.03	$0.23	$0.23	$1.67	$1.67	($5.35)	($5.35)	($0.88)	($0.88)	$2.49	$2.49	$3.41	$3.41	$3.86	$3.86	$5.23
%Change EPS Before Charges/Gains		15.6%		12.8%		19.2%		15.1%		5.2%		19.5%		18.8%		23.5%
%Change GAAP Diluted EPS		-77.7%		626.1%		—		—		—		36.9%		13.2%		35.5%

(3)	Diluted EPS Before Charges and Gains is a non-GAAP measure and indicates the underlying performance of our businesses prior to costs associated with our restructuring initiatives, writedowns of intangibles or goodwill, tax credits or charges, gain recorded on insurance proceeds recieved for a warehouse fire, gains or losses on divestitures, and assuming a 1/1/96 benefit from the net cash payment Gallaher made to us in connection with its spin-off on 5/31/97. Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that the net impact of tax-related special items, restructuring and restructuring-related items, gains/losses on the sale of certain operations, writedowns of identifiable intangibles and goodwill, and the interim period benefit from the net cash payment received from Gallaher Group Plc have been excluded.

Fortune Brands, Inc.

Reconciliation of Return On Invested Capital (ROIC) Before Charges/Gains to GAAP ROIC

	1997	1998	1999	2000	2001	2002	2003	2004
ROIC Before Charges/Gains	11.6%	10.7%	11.9%	12.3%	13.3%	16.0%	16.5%	16.1%
Adjusted Net Income before after-tax interest	$466.6	$424.8	$480.8	$517.8	$484.6	$537.7	$616.2	$757.8
Net (charge)/gain	(201.0)	—	(1,230.3)	(503.9)	12.6	35.0	9.5	82.4
FAS 142 amortization benefit as of 1/1/96	(92.9)	(96.4)	(73.2)	(66.5)	(49.6)	—	—	—

GAAP Net Income before after-tax interest	$172.7	$328.4	($822.7)	($52.6)	$447.6	$572.7	$625.7	$840.2
Adjusted Invested Capital	$4,024.6	$3,965.1	$4,049.1	$4,201.6	$3,642.6	$3,365.3	$3,740.8	$4,717.0
Cumulative net (charge)/gain	1,521.8	1,450.6	756.9	379.2	5.1	71.2	26.0	11.1

GAAP Invested Capital	$5,546.4	$5,415.7	$4,806.0	$4,580.8	$3,647.7	$3,436.5	$3,766.8	$4,728.1
GAAP ROIC	3.1%	6.1%	-17.1%	-1.1%	12.3%	16.7%	16.6%	17.8%

(4)	Return On Invested Capital (ROIC) represents the rolling twelve months of net income before charges and gains plus after-tax interest divided by the 13-point average of the sum of total debt less cash plus total stockholders equity. The impact of improved returns attributable to current FAS 142 goodwill accounting and the writedowns of intangibles have been excluded by restating invested capital and net income as they would appear if current FAS 142 accounting had gone into effect and the writedowns had occurred on 1/1/96. Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that Net Income excludes after-tax interest, the net impact of tax-related special items, restructuring and restructuring-related items, gain recorded on insurance proceeds recieved for a warehouse fire, gains/losses on the sale of certain operations and writedowns of intangibles, and amortization expense has been restated to reflect current FAS 142 accounting (adopted 1/1/02) and intangible values. For further details on charges and gains, see the GAAP reconciliation of EPS Before Charges/Gains.

Fortune Brands, Inc.

Reconciliation of ROE Before Charges/Gains to GAAP ROE

	1997	1998	1999	2000	2001	2002	2003	2004
ROE Before Charges/Gains	15.3%	15.0%	17.4%	20.1%	20.2%	22.5%	23.5%	24.8%
Adjusted Net Income	$334.3	$389.0	$412.1	$431.9	$422.2	$489.8	$568.6	$700.8
Net (charge)/gain	(144.0)	(30.5)	(1,230.4)	(504.0)	12.6	35.0	9.5	82.4
FAS 142 amortization benefit as of 1/1/96	(92.9)	(96.4)	(73.2)	(66.5)	(49.6)	—	—	—

GAAP Net Income after preferred dividends	$97.4	$262.1	($891.5)	($138.6)	$385.2	$524.8	$578.1	$783.2
Adjusted Equity	$2,185.5	$2,601.1	$2,366.6	$2,151.2	$2,087.8	$2,180.2	$2,416.9	$2,829.8
Cumulative net (charge)/gain	1,730.7	1,438.8	755.5	395.2	18.8	84.7	26.0	12.7

GAAP Equity	$3,916.2	$4,039.9	$3,122.1	$2,546.4	$2,106.6	$2,264.9	$2,442.9	$2,842.5
GAAP ROE	2.5%	6.5%	-28.6%	-5.4%	18.3%	23.2%	23.7%	27.6%

(5)	Return on Equity (ROE) represents the rolling twelve months of net income before charges and gains divided by the 13-point average of the sum of equity. The impact of improved returns attributable to current FAS 142 goodwill accounting and writedowns of intangibles have been excluded by restating equity and net income as they would appear if current FAS 142 accounting had gone into effect and the writedowns had occurred on 1/1/96. Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that Net Income excludes the net impact of tax-related special items, restructuring and restructuring-related items, gain recorded on insurance proceeds recieved for a warehouse fire, gains/losses on the sale of certain operations and writedowns of intangibles, and amortization expense has been restated to reflect current FAS 142 accounting (adopted 1/1/02) and intangible values. For further details on charges and gains, see the GAAP reconciliation of EPS Before Charges/Gains.

Fortune Brands, Inc.

Reconciliation of Free Cash Flow to GAAP Cash Flow Provided By Operating Activities

	1997		1998	1999	2000	2001	2002	2003	2004	2005
										(Target)
Free Cash Flow (after dividends)	$95.8		$11.4	$121.5	$112.5	$286.7	$447.2	$441.9	$392.7	$450-500
Net capital expenditures (net of proceeds)	191.4		245.4	217.3	212.2	204.0	186.4	181.9	215.6	225-250
Dividends Paid to Stockholders	139.1	*	147.4	149.6	147.7	148.0	153.4	166.9	183.6	190	**

GAAP Cash Flow Provided By Operating Activities	$426.3		$404.2	$488.4	$472.4	$638.7	$787.0	$790.7	$791.9	$865-940

(6)	Free cash flow indicates the resources of our current business to invest in internal growth, make acquisitions, repay debt and repurchase stock. Management believes that this measure is useful in analyzing the Company’s performance from year to year.

*	Pro forma for interim period spin-off of Gallaher Group Plc (5/30/97), utilizing Fortune Brands’ 80¢ indicated annual rate for American Brands’ 1997 dividend payments (results in a $104.3mm deduction to the $243.4mm GAAP figure).

**	Assumes current dividend rate and 12/31/04 basic shares.

(7)	“After-tax Return on Net Tangible Assets” is a measure of operating returns. It represents after-tax (35.7% rate) GAAP Operating Income divided by a 12 month average of GAAP assets less intangibles, accounts payable and other non-interest bearing liabilities.

(8)	Excludes benefit of lower goodwill expense (FAS 142).

(9)	Based on indicated annual rate at end of period.

(10)	1996 pro forma for ‘97 Gallaher spin-off as if done 1/1/96.

(11)	GAAP diluted EPS compound growth rates 96-04: Fortune Brands, 23%; S&P 500, 5%. Fortune Brands’ 18% EPS growth rate before charges/gains benefited 2% points from lower goodwill expense, including from FAS 142. S&P 500’s goodwill benefit over period is not available. Standard & Poors is source for S&P 500 data.

(12)	Reflecting the absence of the net gain recorded in 2004, targeting full year GAAP EPS to be off modestly to up. Recorded net gain of $0.55 per diluted share in 2004. Currently for 2005, no restructuring charges or gains are expected.

(13)	All brand sales are based on full year ‘04 sales rounded to nearest $50mm (Therma-Tru acquired 11/03).

www.fortunebrands.com	2/01/05